UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 1, 2009

ALTERNATIVE ENERGY DEVELOPMENT CORPORATION
(Formerly Terrasol Holdings Ltd.)
(Exact name of registrant as specified in its charter)

NEVADA	333-153858
(State or other jurisdiction of incorporation)	(Commission File No.)

17505 N 79th Ave
Suite #309
Glendale, Arizona 85308
(Address of principal executive offices and Zip Code)

(623) 776-3200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

We entered into $200,000.00 contract to buy advertising space and a "micro-site" on Oprah.com. The campaign is a three month ad campaign beginning on 10-1-09 through 2-28-10 that required a $50,000.00 nonrefundable down payment which has been paid. The campaign is for the purchase of a minimum of 18,641,750 "impressions" and a co-branded "micro-site" featuring AEDC's core product, the e3 Fuel Saver. Various banner adds featuring the company and its product(s) as well as the microsite are scheduled to run through out the duration of the campaign.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of October, 2009.

ALTERNATIVE ENERGY DEVELOPMENT CORPORATION

BY:	JERRY ALVAREZ
Jerry Alvarez
President, Principal Executive Officer, Principal Financial Officer and a member of the Board of Directors.